EXHIBIT 6(a)


                          INDEPENDENT AUDITORS CONSENT

         We consent to the use of our report included herein and to the references to our Firm under the heading "OTHER MATTERS -- Independent Auditors" in the Prospectus.


                                        KPMG PEAT MARWICK LLP




Minneapolis, Minnesota
May 22, 1997